UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 15, 2018 (December 4, 2017)
REALPAGE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34846	75-2788861

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 Lakeside Boulevard Richardson, Texas	75082-4305

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (972) 820-3000
 (Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
RealPage, Inc. (the “Company” or “we” or “us”) filed a Form 8-K with the Securities and Exchange Commission on December 4, 2017 (the “Original Filing”) to report the completion of our previously announced acquisition of substantially all of the assets and liabilities that comprise the multifamily revenue optimization business of Rainmaker Group Ventures, LLC, commonly referred to as Rainmaker’s Lease Rent Options (LRO) business. In the Original Filing, we stated that the required financial statements and pro forma financial information would be filed by amendment within seventy-one (71) calendar days from the date that the Original Filing was required to be filed. This Form 8-K/A is being filed to amend the Original Filing to provide the required financial statements and pro forma financial information described under Item 9.01 below.

Item 9.01	Financial Statements and Exhibits
(a) Financial Statements of Businesses Acquired
The audited financial statements of LRO (a carve-out of Rainmaker Group Ventures, LLC) as of and for the year ended December 31, 2016 are filed as Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference.
The unaudited condensed financial statements of LRO (a carve-out of Rainmaker Group Ventures, LLC) as of and for the nine months ended September 30, 2017 and 2016 are filed as Exhibit 99.3 to this Form 8-K/A and incorporated herein by reference.
(b) Pro Forma Financial Information
The unaudited combined condensed pro forma financial information with respect to the Company’s acquisition of LRO is filed as Exhibit 99.4 to this Form 8-K/A and incorporated herein by reference.
(d) Exhibits

Exhibit No.	Description
23.1	Consent of Aprio LLP.

99.2	LRO audited financial statements as of and for the year ended December 31, 2016.

99.3	LRO unaudited condensed financial statements as of and for the nine months ended September 30, 2017 and 2016.

99.4
Unaudited combined condensed pro forma balance sheet at September 30, 2017; unaudited combined condensed pro forma statement of operations for the year ended December 31, 2016; and unaudited combined condensed pro forma statement of operations for the nine months ended September 30, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALPAGE, INC.
By:	/s/ W. Bryan Hill
W. Bryan Hill
Chief Financial Officer, Executive Vice President and Treasurer
Date: February 15, 2018

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Aprio LLP.

99.2	LRO audited financial statements as of and for the year ended December 31, 2016.

99.3	LRO unaudited condensed financial statements as of and for the nine months ended September 30, 2017 and 2016.

99.4
Unaudited combined condensed pro forma balance sheet at September 30, 2017; unaudited combined condensed pro forma statement of operations for the year ended December 31, 2016; and unaudited combined condensed pro forma statement of operations for the nine months ended September 30, 2017.